OTHER ASSETS	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
OTHER ASSETS	OTHER ASSETS

The Company has resale agreements with customers, among which some contracts consist on billing customers and receiving invoices from suppliers based on a billing schedule established in the subscription and other resales contracts. Therefore, the outstanding balance of other assets includes the right to consideration related to subscriptions and other resales that have not yet been invoiced by the Company, and trade payables includes the accrual of expenses for the cost that has not yet been invoiced by the suppliers.
The outstanding balance of other assets as of December 31, 2024 and 2023 is as follows:

	As of December 31,
	2024	2023
Current
Unbilled Subscriptions	11,431	22,685
Other resales contracts	8,989	9,068
TOTAL	20,420	31,753

Non-current
Unbilled Subscriptions	4,750	4,088
TOTAL	4,750	4,088